UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2015

PHYSICIANS REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	001-36007 (Commission File Number)	46-2519850 (I.R.S. Employer Identification No.)

309 N. Water Street, Suite 500 Milwaukee, Wisconsin (Address of principal executive offices)	53202 (Zip Code)

Registrant’s telephone number, including area code: (414) 367-5600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K, as filed on September 3, 2015, by Physicians Realty Trust (the “Company”) to include historical financial statements and unaudited pro forma financial information required to be filed by Item 9.01 (a) and (b), for the Company’s acquisition of the North Mountain Medical Office Building in Phoenix Arizona.

Due to the requirements of Rule 3-14 of Regulation S-X, the Company is also presenting Rule 3-14 financial statements for the acquisition of three additional medical office buildings located in Phoenix, AZ; Avondale, AZ; and Goodyear, AZ. In the aggregate, the four property portfolio (together, the “IMS Properties”) is approximately 407,411 square feet. The individual properties comprising the IMS Properties are described below.

Property (1)	Location	Acquisition Date	Square feet	Price (in thousands)
IMS - Paradise Valley MOB	Phoenix, AZ	August 14, 2015	122,580	$31,814
IMS - Avondale MOB	Avondale, AZ	August 19, 2015	61,614	22,144
IMS - Palm Valley MOB	Goodyear, AZ	August 19, 2015	101,241	35,184
IMS - North Mountain MOB	Phoenix, AZ	August 31, 2015	121,976	51,740
				$140,882

(1)         “MOB” means medical office building

Item 9.01       Financial Statements and Exhibits

(a)   Financial Statements of Property Acquired - IMS Properties

The following Statements of Revenues and Certain Direct Operating Expenses are set forth in Exhibit 99.1 which are attached hereto and incorporated herein by reference.

Independent Auditors’ Report.

Statements of Revenues and Certain Direct Operating Expenses for the six months ended June 30, 2015 and the year ended December 31, 2014.

Notes to the Statements of Revenues and Certain Direct Operating Expenses.

(b)   Unaudited Pro Forma Financial Information

The following pro forma financial statements are set forth in Exhibit 99.2 which are attached hereto and incorporated herein by reference.

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2015.

Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet.

Unaudited Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 2015 and for the year ended December 31, 2014.

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations.

(c) Not applicable.

(d) Exhibits

23.1    Consent of Ernst & Young LLP
99.1    Financial Statements of Property Acquired - IMS Properties
99.2    Unaudited Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2015	PHYSICIANS REALTY TRUST

	By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP
99.1	Financial Statements of Property Acquired - IMS Properties
99.2	Unaudited Pro Forma Financial Information

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